UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    ☑
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12

Cerecor Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box)
☑    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

29492.13-1027278 v1

400 E. Pratt Street, Suite 606
Baltimore, Maryland 21202
SUPPLEMENTARY INFORMATION ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 15, 2018

This statement (the “Supplement”) supplements and amends the definitive proxy statement dated April 5, 2018 (the “Proxy Statement”) of Cerecor Inc. (the “Company”) furnished to holders of the Company’s common stock in connection with the solicitation of proxies on behalf of the board of directors of the Company (the “Board”) for the 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) to be held on May 15, 2018, and any adjournment or postponement thereof. The 2018 Annual Meeting will be held at The Grand Hyatt New York, 109 E. 42nd Street, New York, New York 10017, at 10:00 a.m., local time on May 15, 2018. The record date for the determination of the shareholders who are entitled to vote at the 2018 Annual Meeting is March 16, 2018. A notice of internet availability and accompanying materials were first mailed to shareholders on or about April 5, 2018. This Supplement, which should be read in conjunction with the Proxy Statement, and the accompanying new proxy card are first being mailed to shareholders on or about April 18, 2018.

On April 6, 2018, the Company appointed Simon C. Pedder, Ph.D. to serve as a Class III member of the board of directors. The Board has also nominated Dr. Pedder to its slate of director nominees at the 2018 Annual Meeting. As a result of the nomination, the director nominees at the 2018 Annual Meeting under Proposal 2 will be Uli Hacksell, Ph.D., Isaac Blech, Steven J. Boyd, Peter Greenleaf, Phil Gutry, Simon C. Pedder, Ph.D., and Magnus Persson, M.D., Ph.D. As a result of Dr. Pedder being appointed as a Class III director, the contingent vote on directors under Proposal 3 will consist of Drs. Hacksell and Pedder. Dr. Pedder has provided us his consent to being named in the Company’s proxy statement for the 2018 Annual Meeting and other public filings as a nominee, and to serve if elected.

In light of this development, this Supplement supplements and amends the Proxy Statement and includes additional information you should read in conjunction with the Proxy Statement, as well as a new proxy card, which includes the Board’s current slate of nominees. In accordance with the procedures described in the Proxy Statement, if you previously voted on a proxy card and do not submit a new proxy card, the persons named as proxies on the previous proxy card will vote as you previously instructed with respect to the nominees chosen by the Board on the previous proxy card, as well as with respect to the other proposals on the previous proxy card. However, if you previously voted on a proxy card and do not submit a new proxy card, the persons named as proxies on the previous card will not vote for Dr. Pedder.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH NAMED NOMINEE IN PROPOSAL 2 AND PROPOSAL 3.

YOUR VOTE IS VERY IMPORTANT. Even if you previously voted or you plan to attend the 2018 Annual Meeting, we request that you read this Supplement and the Proxy Statement and vote your shares by signing, dating and returning the enclosed proxy card or by voting by telephone using the instructions provided on the proxy card.

This Supplement, the Company’s Notice of 2018 Annual Meeting of Shareholders, the Proxy Statement and the Company’s 2017 Annual Report are also available at IR@cerecor.com.

By Order of the Board of Directors,

Mariam E. Morris
Secretary

Baltimore, Maryland
April 18, 2018

Background to the Supplement

On April 6, 2018, Cerecor appointed Simon C. Pedder, Ph.D. to serve as a Class III member of the board of directors. We are filing this Supplement to reflect Dr. Pedder’s appointment to the board of directors. To the extent information in this Supplement differs from, updates or conflicts with information disclosed in the Proxy Statement, the information in this Supplement is the more current information. We urge you to read carefully this Supplement, together with the Proxy Statement.

INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

As of the date of this Supplement, our Board is divided into three classes. Each class consists of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors in office. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board currently consists of nine members. There are three directors in Class III whose term of office expires in 2018. Following the 2018 Annual Meeting, the Board will consist of seven members.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. This means that the nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

Pursuant to the Securities Purchase Agreement dated April 27, 2017, as long as Armistice Capital Master Fund Ltd. (an affiliate of Armistice Capital LLC and collectively “Armistice”), maintains beneficial ownership of at least 13% of our outstanding common stock, Armistice, exclusively and as a separate class, has the right to designate two directors to our Board, and as along as Armistice maintains beneficial ownership of at least 10% of our outstanding common stock, Armistice, exclusively and as a separate class, has the right to designate one director. As of the Record Date, Armistice beneficially owned approximately 66.3% of our outstanding common stock.

The following is a brief biography of each our director nominees, each of whom is currently a director.

Uli Hacksell, Ph.D. Dr. Hacksell, age 67, has served as Chairman of our Board since May 2015 and he was our President and Chief Executive Officer from January 2016 to August 2017. From September 2000 to March 2015, Dr. Hacksell served as the Chief Executive Officer and as a director of ACADIA Pharmaceuticals Inc. From February 1999 to September 2000, he served as the Executive Vice President of Drug Discovery of ACADIA. Previously, Dr. Hacksell held various senior executive positions at Astra AB, a pharmaceutical company, including Vice President of Drug Discovery and Technology, and President of Astra Draco AB, one of Astra’s largest research and development subsidiaries. He also served as Vice President of CNS Preclinical R&D at Astra Arcus, another Astra subsidiary. Earlier in his career, Dr. Hacksell held the positions of Professor of Organic Chemistry and Department Chairman at Uppsala University in Sweden and served as Chairman and Vice Chairman of the European Federation of Medicinal Chemistry. Dr. Hacksell received his Master of Pharmacy and a Ph.D. in Medicinal Chemistry from Uppsala University. Our Board believes that Dr. Hacksell brings to the board substantial leadership skills and scientific background that are helpful in its discussions for determining the Company’s growth strategy and business plans. Furthermore, our Board believes that Dr. Hacksell’s experience with the Company make him particularly well qualified to be our Chairman.

Isaac Blech. Mr. Blech, age 68, has served on our Board since March 2011, as Vice Chairman of our Board since March 2012 and as lead independent director since March 2016. Mr. Blech also serves on the boards of directors of Edge Therapeutics, Inc., ContraFect Corporation, Diffusion Pharmaceuticals and SpendSmart Networks, Inc. Mr. Blech is also Vice Chairman of a number of private companies including Centrexion Corporation, Alveo Technologies, Aridis Pharmaceuticals, Elucida Oncology, Nacuity Pharmaceuticals, Sapience Therapeutics, Inc., WaveGuide Corporation, X4 Pharmaceuticals, Inc. and X-VAX Technology, Inc. Mr. Blech played a role in establishing some of the world’s leading biotechnology companies such as Celgene Corporation, ICOS Corporation, Pathogenesis Corporation, Nova Pharmaceutical Corporation and Genetics Systems Corporation. These companies are responsible for major advances in oncology, infectious disease and cystic fibrosis. Mr. Blech received his B.A. from Baruch College. Our Board believes that Mr. Blech’s experience as a director of numerous public biotechnology and pharmaceutical companies gives him the qualifications, skills and financial expertise to serve on our Board.

Steven J. Boyd. Mr. Boyd, age 37, has served on our Board since May 2017. He is the Chief Investment Officer of Armistice Capital, a long-short equity hedge fund focused on the health care and consumer sectors based in New York City. Previously, Mr. Boyd had been a Research Analyst at Senator Investment Group, York Capital, and SAB Capital Management, where he focused on health care. Mr. Boyd began his career as an Analyst at McKinsey & Company. Mr. Boyd received a B.S. in Economics as well as a B.A. in Political Science from The Wharton School of the University of Pennsylvania. Our Board believes that Mr. Boyd’s experience in the capital markets and strategic transactions, and his focus on the healthcare industry makes him a valuable member of our Board.

Peter Greenleaf. Mr. Greenleaf, age 46, has served on our Board since May 2017. Since March 2018, Mr. Greenleaf has also served as our Chief Executive Officer. Until February 2018, Mr. Greenleaf served as Chief Executive Officer and is a member of the board of directors of Sucampo Pharmaceuticals, Inc. (NASDAQ: SCMP), positions he held since March 2014. Sucampo was focused on the development and commercialization of medicines to meet major unmet medical needs of patients worldwide and was sold in February 2018 to U.K. pharmaceutical giant Mallincrodt PLC. From June 2013 to March 2014, Mr. Greenleaf served as Chief Executive Officer and a member of the board of directors of Histogenics Corporation, a regenerative medicine company. From 2006 to 2013, Mr. Greenleaf was employed by MedImmune LLC, the global biologics arm of AstraZeneca, where he most recently served as President. From January 2010 to June 2013, Mr. Greenleaf also served as President of MedImmune Ventures, a wholly owned venture capital fund within the AstraZeneca Group. Prior to serving as President of MedImmune, Mr. Greenleaf was Senior Vice President, Commercial Operations of the company, responsible for its commercial, corporate development and strategy functions. Mr. Greenleaf has also held senior commercial roles at Centocor Biotech, Inc. (now Jansen Biotechnology, Johnson & Johnson) from 1998 to 2006, and at Boehringer Mannheim G.m.b.H. (now Roche Holdings) from 1996 to 1998. Mr. Greenleaf currently chairs the Maryland Venture Fund Authority, whose vision is to oversee implementation of InvestMaryland, a public-private partnership to spur venture capital investment in the state. He is also a member of the board of directors of the Biotechnology Industry Organization (BIO), where he serves on the

Governing Boards of the Emerging Companies and Health Sections. Mr. Greenleaf earned a M.B.A. degree from St. Joseph’s University and a B.S. degree from Western Connecticut State University. Our Board believes that Mr. Greenleaf’s experience in the biopharmaceutical industry makes him a valuable member of our Board.

Philip Gutry. Mr. Gutry, age 44, has served on our Board since April 2015. Mr. Gutry has 20 years of experience in the biopharmaceutical industry in a variety of senior investment, business development, and strategic roles. Mr. Gutry serves as Executive Director, Business Development at Regeneron Pharmaceuticals, Inc., an integrated biopharmaceutical company. From May 2011 to June 2015, Mr. Gutry served as a Principal of MPM Capital, Inc., a venture capital firm with a focus on the life sciences industry, where he led investments in oncology and neuroscience and managed several of MPM’s pharmaceutical partnerships. Prior to joining MPM Capital, Mr. Gutry worked in corporate development at Gilead Sciences, Inc., a research-based biopharmaceutical company, where he led business development activities in liver, respiratory, and infectious disease. Mr. Gutry previously worked at Riverside Partners, LLC, a health-care focused private equity firm, and The Wilkerson Group. Mr. Gutry received his A.B. in Earth Sciences from Dartmouth College and an M.B.A. in Healthcare Management from The Wharton School. Our Board believes that Mr. Gutry’s experience in the biopharmaceutical industry makes him a valuable member of our Board.

Simon C. Pedder, Ph.D. Dr. Pedder, age 57, has served on our Board since April 2018. Dr. Pedder currently serves as the Chief Business and Strategy Officer, Proprietary Products at Athenex, Inc (NASDAQ: ATNX), a global biopharmaceutical company dedicated to the discovery, development, and commercialization of novel therapies for treatment of cancer. Dr. Pedder has had a long career in drug development, including leadership roles as President and CEO of Cellectar Biosciences from April 2014 to June 2015, and President and CEO of Chelsea Therapeutics from May 2004 to July 2012. Previously he was Vice President of Oncology Pharma Business at Hoffmann-LaRoche, Life Cycle Leader and Global Project Leader of Pegasys/IFN and Head of Hepatitis Franchise at Hoffmann-LaRoche, and Vice President and Head of Drug Development at Shearwater Corporation. Formerly, he was on faculty in the Department of Pharmacology in the College of Medicine at the University of Saskatchewan, where he obtained his Ph.D. in Pharmacology. In addition, Dr. Pedder obtained a Master of Science in Toxicology from Concordia University, a Bachelor of Science in Environmental Studies from the University of Waterloo, and completed the Roche-sponsored Pharmaceutical Executive Management Program at Columbia Business School. Our Board believes that Dr. Pedder’s extensive experience in management of public life sciences and biotechnology companies, and in drug development and commercialization make him a valuable member of our Board.

Magnus Persson, M.D., Ph.D. Dr. Persson, age 57, has served on our Board since August 2012. Dr. Persson is Chief Executive Officer of Karolinska Institutet Holding AB in Stockholm, Sweden, a position he has held since September 2013. He also has served as an Associate Professor in Physiology at the Karolinska Institutet since September 1994 and as a practicing pediatrician at CityAkuten in Stockholm, Sweden since December 2012. Previously, Dr. Persson served as a Partner at HealthCap, a Swedish-based venture capital firm, from January 2008 to December 2009, and as a Managing Partner at The Column Group, a San Francisco-based venture capital firm, from January 2010 to

November 2011. Dr. Persson co-founded Aerocrine AB, a medical technology company in 1994. Dr. Persson has also served on the boards of Karolinska Instituet Innovations AB, a technology transfer company, since December 2011, Galecto AB, a biotechnology company, since January 2013, AscendxSpine Inc., a medical device company, since December 2012, SLS Ventures AB, a life science venture capital firm, since March 2012, Karolinska Instituet Information AB, a healthcare IT-software company, since October 2015, Immunicum AB, a biotechnology company, since December 2015, and Albumedix AS, a biotechnology company, since January 2016. Dr. Persson received his M.D. and Ph.D. in physiology from the Karolinska Institutet. Our Board believes that Dr. Persson’s extensive experience in medicine, life sciences and biotechnology financing and his experience founding and leading public biotechnology and medical technology companies make him a valuable member of our Board who will assist in the development of our growth strategy and business plans.

INDEPENDENCE OF THE BOARD

We are a “controlled company” as set forth in The NASDAQ Stock Market (“NASDAQ”) Listing Rule 5615 because more than 50% of the voting power of our common stock is held by Armistice. Under NASDAQ rules, a “controlled company” is exempt from the NASDAQ corporate governance requirements that a majority of the Board consist of independent directors and that directors’ nominations and executive compensation must be approved by a majority of independent directors or a nominating and corporate governance committee or compensation committee comprised solely of independent directors. We will rely on these exemptions from the corporate governance requirements until we are no longer a “controlled company” or our Board determines to no longer rely on these exemptions. In particular, our nominating and corporate governance committee (which approves directors’ nominations) does not consist entirely of independent directors, and our Board does not have a majority of independent directors. The Board regularly consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following directors are independent directors within the meaning of the applicable NASDAQ listing standards and the independence criteria set forth in our Corporate Governance Guidelines: Messrs. Blech and Gutry and Drs. Pedder and Persson. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.

In making those independence determinations, the Board took into account certain relationships and transactions that occurred in the ordinary course of business between the Company and entities with which some of its directors are or have been affiliated. The Board considered all relationships and transactions that occurred during any

12-month period within the last three fiscal years, including the participation by our directors and entities affiliated with our directors in various financing transactions with the Company, and determined that there were no relationships that would interfere with their exercise of independent judgment in carrying out their responsibilities as directors.

As provided in the Company’s Related Person Transactions Policy, the Board considered that the aggregate dollar amount of the transactions during any 12-month period within the last three fiscal years did not exceed the greater of $1 million or 2% of the other Company’s consolidated gross revenues and, therefore, was not regarded as compromising the director’s independence.

PROPOSAL 2
ELECTION OF SEVEN DIRECTORS
If our stockholders approve Proposal 1, the Board Declassification Proposal, at the 2018 Annual Meeting, our stockholders will consider seven nominees for election to our Board, each to serve for a one-year term until the 2019 Annual Meeting of stockholders. If our stockholders do not approve the Board Declassification Proposal, this Proposal 2 will not be submitted to a vote of our stockholders at the 2018 Annual Meeting, and instead Proposal 3 (Election of Class III Directors) will be submitted in its place.

Nominees

Uli Hacksell (Chair), Isaac Blech, Steven J. Boyd, Peter Greenleaf, Philip Gutry, Simon C. Pedder and Magnus Persson have been nominated by our Board for re-election at the 2018 Annual Meeting. Each nominee is currently a director of the Company. If elected at the Annual Meeting under this proposal, each of these nominees would serve until the 2019 Annual Meeting and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Biographical information regarding each of these nominees is included under the heading “Information About Directors and Director Nominees.”

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named above. In the event that a nominee is unable to or declines to serve as a director at the time of the 2018 Annual Meeting, the proxies will be voted for a nominee designated by the current Board to fill the vacancy. It is not expected that any of the seven nominees will be unable or unwilling to serve as a director.

Vote Required

The seven nominees receiving the highest number of affirmative votes of our capital stock present or represented and entitled to be voted will be elected to our Board. You may vote “FOR” the nominees or “WITHHOLD” your vote for any one or more of the nominees. An abstention or a broker non-vote will not have an effect on the outcome of the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE FOR EACH NAMED NOMINEE IN PROPOSAL 2.

PROPOSAL 3
ELECTION OF TWO CLASS III DIRECTORS
(PROPOSAL 3 WILL NOT BE CONSIDERED IF OUR STOCKHOLDERS APPROVE PROPOSAL 1)
If our stockholders do not approve the Board Declassification Proposal at the 2018 Annual Meeting, our stockholders will consider two Class III director nominees for election to our Board, each to serve for a three-year term until the 2021 Annual Meeting of stockholders. If our stockholders approve the Board Declassification Proposal, this Proposal 3 will not be submitted to a vote of our stockholders at the 2018 Annual Meeting, and instead Proposal 2 will be submitted in its place.

Nominees

Uli Hacksell and Simon Pedder are currently Class III director nominees, which is the class of directors with a term expiring at the 2018 Annual Meeting. Drs. Hacksell and Pedder have been nominated by our Board for re-election at the 2018 Annual Meeting for a three-year term expiring in 2021. If elected at the Annual Meeting under this Proposal 3, each of Drs. Hacksell and Pedder would serve until the 2021 Annual Meeting and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Biographical information regarding each of these nominees is included under the heading “Information About Directors and Director Nominees.”

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the two nominees named above. In the event that either of the nominees is unable to or declines to serve as a director at the time of the 2018 Annual Meeting, the proxies will be voted for a nominee designated by the current Board to fill the vacancy. It is not expected that the nominees will be unable or unwilling to serve as a director.

Vote Required

The two nominees receiving the highest number of affirmative votes of our common stock present or represented and entitled to be voted will be elected to our Board. You may vote “FOR” the nominees or “WITHHOLD” your vote from one or both of the nominees. An abstention or a broker non-vote will not have an effect on the outcome of the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE FOR THE NAMED NOMINEES IN PROPOSAL 3.

0

CERECOR INC.

Proxy for Annual Meeting of Stockholders on May 15, 2018

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Uli Hacksell and Mariam Morris, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock held by the undersigned of record on March 16, 2018, which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Cerecor Inc., to be held on May 15, 2018 at 10:00 am Eastern Time at The Grand Hyatt New York, 109 E. 42nd Street, New York, New York 10017, and at any adjournments or post-ponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

cerecor

May 15, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, proxy statement supplement, 2017 annual report to stockholders and Annual Report on Form 10-K are available at ir.cerecor.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20733303303033000100 3 051518

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 1, 4, 5, 6, 7 AND 8.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

2 If Proposal 1 to declassify our board of directors is approved, to elect the first six directors nominated by our board of directors and named in the proxy statement to hold office until the 2019 Annual Meeting of Stockholders.
3. If Proposal 1 to declassify our board of directors is not approved, to elect the last Class III nominee for director and named in the proxy statement to hold office until the 2021 Annual Meeting of Stockholders.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

○ Uli Hacksell	With Declassification
○ Isaac Blech	With Declassification
○ Steven J. Boyd	With Declassification
○ Peter Greenleaf	With Declassification
○ Philip Gutry	With Declassification
○ Magnus Persson	With Declassification
○ Uli Hacksell	Without Declassification

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws to declassify our board of directors.	☐	☐	☐
4. To approve an amendment to our Amended and Restated Certificate of Incorporation to eliminate the provision requiring a super-majority stockholder vote to amend the Certificate of Incorporation.	☐	☐	☐
5. To approve an amendment to our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to eliminate the provisions requiring a super-majority stockholder vote to amend the Amended and Restated Bylaws.	☐	☐	☐
6. To approve an amendment to our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to allow stockholders to act by majority written consent as long as Armistice Capital LLC owns at least 40% of our outstanding stock.	☐	☐	☐
7. To approve, as required by and in accordance with NASDAQ Listing Rules 5635(d), the issuance of an aggregate of 2,349,968 additional shares of the Company's common stock pursuant to our November 17, 2017 agreements to acquire TRx Pharmaceuticals, LLC and its subsidiaries.	☐	☐	☐
8. To approve The Cerecor Inc. Amended and Restated 2016 Equity Incentive Plan.	☐	☐	☐
2a. Clarification: vote to include Simon Pedder as a director nominee in Proposal 2 Simon Pedder With Declassification	☐	☐	☐
3a. Clarification: vote to include Simon Pedder as a director nominee in Proposal 3 Simon Pedder Without Declassification	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR the director nominees in Proposals 2 and 3, and FOR Proposals 1, 4, 5, 6, 7 and 8.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

cerecor

May 15, 2018

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, proxy statement supplement, 2017 annual report to stockholders and Annual Report on Form 10-K are available at ir.cerecor.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

20733303303033000100 3 051518

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 1, 4, 5, 6, 7 AND 8.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

2 If Proposal 1 to declassify our board of directors is approved, to elect the first six directors nominated by our board of directors and named in the proxy statement to hold office until the 2019 Annual Meeting of Stockholders.
3. If Proposal 1 to declassify our board of directors is not approved, to elect the last Class III nominee for director and named in the proxy statement to hold office until the 2021 Annual Meeting of Stockholders.

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:

○ Uli Hacksell	With Declassification
○ Isaac Blech	With Declassification
○ Steven J. Boyd	With Declassification
○ Peter Greenleaf	With Declassification
○ Philip Gutry	With Declassification
○ Magnus Persson	With Declassification
○ Uli Hacksell	Without Declassification

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

		FOR	AGAINST	ABSTAIN
1.	To approve an amendment to our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws to declassify our board of directors.	☐	☐	☐
4.	To approve an amendment to our Amended and Restated Certificate of Incorporation to eliminate the provision requiring a super-majority stockholder vote to amend the Certificate of Incorporation.	☐	☐	☐
5.	To approve an amendment to our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to eliminate the provisions requiring a super-majority stockholder vote to amend the Amended and Restated Bylaws.	☐	☐	☐
6.	To approve an amendment to our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to allow stockholders to act by majority written consent as long as Armistice Capital LLC owns at least 40% of our outstanding stock.	☐	☐	☐
7.	To approve, as required by and in accordance with NASDAQ Listing Rules 5635(d), the issuance of an aggregate of 2,349,968 additional shares of the Company's common stock pursuant to our November 17, 2017 agreements to acquire TRx Pharmaceuticals, LLC and its subsidiaries.	☐	☐	☐
8.	To approve The Cerecor Inc. Amended and Restated 2016 Equity Incentive Plan.	☐	☐	☐
2a.	Clarification: vote to include Simon Pedder as a director nominee in Proposal 2 Simon Pedder With Declassification	☐	☐	☐
3a.	Clarification: vote to include Simon Pedder as a director nominee in Proposal 3 Simon Pedder Without Declassification	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR the director nominees in Proposals 2 and 3, and FOR Proposals 1, 4, 5, 6, 7 and 8.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

cerecor

To Be Held On:

May 15, 2018 at at 10:00 am Eastern Time

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/01/18.

Please visit ir.cerecor.com, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Proxy Statement Supplement
- 2017 Annual Report and Annual Report on Form 10-K

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)**
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE: **IN PERSON:** You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

2 If Proposal 1 to declassify our board of directors is approved, to elect the first six directors nominated by our board of directors and named in the proxy statement to hold office until the 2019 Annual Meeting of Stockholders.

3. If Proposal 1 to declassify our board of directors is not approved, to elect the last Class III nominee for director and named in the proxy statement to hold office until the 2021 Annual Meeting of Stockholders.

NOMINEES:

Uli Hacksell	With Declassification
Isaac Blech	With Declassification
Steven J. Boyd	With Declassification
Peter Greenleaf	With Declassification
Philip Gutry	With Declassification
Magnus Persson	With Declassification
Uli Hacksell	Without Declassification

Please note that you cannot use this notice to vote by mail.

1. To approve an amendment to our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws to declassify our board of directors.
4. To approve an amendment to our Amended and Restated Certificate of Incorporation to eliminate the provision requiring a super-majority stockholder vote to amend the Certificate of Incorporation.
5. To approve an amendment to our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to eliminate the provisions requiring a super-majority stockholder vote to amend the Amended and Restated Bylaws.
6. To approve an amendment to our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to allow stockholders to act by majority written consent as long as Armistice Capital LLC owns at least 40% of our outstanding stock.
7. To approve, as required by and in accordance with NASDAQ Listing Rules 5635(d), the issuance of an aggregate of 2,349,968 additional shares of the Company's common stock pursuant to our November 17, 2017 agreements to acquire TRx Pharmaceuticals, LLC and its subsidiaries.
8. To approve The Cerecor Inc. Amended and Restated 2016 Equity Incentive Plan.

2a. Clarification: vote to include Simon Pedder as a director nominee in Proposal 2

Simon Pedder WIth Declassification

3a. Clarification: vote to include Simon Pedder as a director nominee in Proposal 3

Simon Pedder Without Declassification

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 1, 4, 5, 6, 7 AND 8.